Exhibit 10.21

SECOND AMENDMENT TO FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT
This SECOND AMENDMENT TO FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Second Amendment to Fifth Amendment and Waiver”) is entered into as of June 30, 2017, by and among Lower Lakes Towing Ltd. (“Lower Lakes”), Lower Lakes Transportation Company (“LLTC”), Grand River Navigation Company, Inc. (“Grand River”), Black Creek Shipping Company (“Black Creek”, together with Lower Lakes, LLTC and Grand River, the “Borrowers”), Rand LL Holdings Corp. (“Parent”), Rand Logistics, Inc. (“Rand”), Rand Finance Corp. (“Rand Finance”), Lower Lakes Ship Repair Company Ltd. (“LL Ship Repair”, together with Parent, Rand and Rand Finance, the “Guarantors”; and the Guarantors, together with the Borrowers, the “Credit Parties”), Lightship Capital LLC, as the lender under the Credit Agreement referred to below (the “Lender”), and Guggenheim Corporate Funding LLC, as Agent (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement, and if not defined therein, in the Fifth Amendment and Waiver (as hereinafter defined).
RECITALS
WHEREAS, reference is made to (i) that certain Term Loan Credit Agreement, dated as of March 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the Effective Date referred to below, the “Credit Agreement”), by and among Rand, Parent, the Borrowers, the Lender and Guggenheim Corporate Funding LLC, as agent (in such capacity, the “Agent”), (ii) that certain Fifth Amendment and Waiver to Credit Agreement, dated as of May 31, 2017 (as amended by the First Amendment to the Fifth Amendment and Waiver to Credit Agreement, dated as of June 14, 2017, the “Fifth Amendment and Waiver”), by and among the Credit Parties, the Lender and the Agent, and (iii) that certain Credit Agreement, dated as of March 27, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the Effective Date, the “First Lien Credit Agreement”), by and among the Borrowers, certain other credit parties from time to time thereto, the lenders from time to time party thereto and the First Lien Agent;
WHEREAS, upon the Borrowers’ request, the Lender has agreed, subject to the terms and conditions set forth herein, to amend the Fifth Amendment and Waiver as provided herein;
NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1Amendments. Upon the occurrence of the Effective Date (as defined below), the amendments set forth in clauses (a) through (c) of this Section 1 shall be effective with retroactive effect to June 30, 2017.

(a)The second, third and fourth Recitals of the Fifth Amendment and Waiver are hereby deleted and the following Recitals are substituted in lieu thereof:

“WHEREAS, the Fourth Amendment and Waiver to the Credit Agreement (the “Fourth Amendment”) accelerated the date by which the Credit Parties are required to deliver audited Financial Statements certified without qualification by an independent accounting firm of national standing for the Fiscal Year ending March 31, 2017 (the “Required Audit”) to May 31, 2017;
WHEREAS, the Credit Parties failed to timely deliver the Required Audit by May 31, 2017, and, when delivered, the Required Audit may not be certified without qualification by an independent accounting firm of national standing;
WHEREAS, the Credit Parties violated the Maximum Senior Funded Debt to EBITDA Ratio set forth in clause (b) of Annex G to the Credit Agreement and the Maximum Total Funded Debt to EBITDA Ratio set forth in clause (c) of Annex G to the Credit Agreement, in each case, as of the last day of the Fiscal Quarter ended March 31, 2017;
WHEREAS, the Credit Parties failed to timely deliver for the months of April 2017 and May 2017 the monthly financial statements required pursuant to clause (a) of Annex E to the Credit Agreement and such failure has remained or will remain unremedied for three (3) Business Days or more;
WHEREAS, the Credit Parties intend to file with the U.S. Securities and Exchange Commission on July 5, 2017 their annual report on Form 10-K, which will classify the Obligations evidenced by the Credit Agreement as short term debt;

WHEREAS, Section 8.1(b) of the Credit Agreement provides that it shall be an Event of Default if the Credit Parties shall (A) fail to deliver the Required Audit on or before May 31, 2017, (B) violate the Maximum Senior Funded Debt to EBITDA Ratio covenant set forth in clause (b) of Annex G to the Credit Agreement for the Fiscal Quarter ended March 31, 2017 and/or (C) violate the Maximum Total Funded Debt to EBITDA Ratio covenant set forth in clause (c) of Annex G to the Credit Agreement for the Fiscal Quarter ended March 31, 2017 (collectively, the “Section 8.1(b) Defaults”);
WHEREAS, Section 8.1(c) of the Credit Agreement provides that it shall be an Event of Default if the Credit Parties shall fail to deliver for the months of April 2017 and May 2017 the monthly financial statements required pursuant to clause (a) of Annex E to the Credit Agreement and such failure remains unremedied for three (3) Business Days or more (collectively, the “Section 8.1(c) Defaults”);
WHEREAS, Section 8.1(g) of the Credit Agreement provides that it shall be an Event of Default if the Obligations evidenced by the Loan Documents or the First Lien Obligations evidenced by the First Lien Loan Documents at any time after the Fourth Amendment Effective Date cease to be classified as long term debt, whether in any Credit Party’s audited financial statements or otherwise (the “Section 8.1(g) Default”, and together with the Section 8.1(b) Defaults and the Section 8.1(c) Defaults, individually and collectively, the “Specified Default”);”
(b)The defined term “Waiver Period” set forth in Section 2(c) of the Fifth Amendment and Waiver is hereby amended by replacing the date “June 30, 2017” appearing therein with the date “July 14, 2017” in lieu thereof.

(c)Section 3(f) of the Fifth Amendment and Waiver is hereby amended by replacing the date “June 30, 2017” appearing therein with the date “July 28, 2017” in lieu thereof.

Section 2Representations, Warranties and Covenants. Each of the Credit Parties hereby represents and warrants to, and agrees with, Agent and the Lender as follows:

(a)Each Credit Party is in good standing in its jurisdiction of incorporation or formation and is duly qualified in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, and has all requisite power and authority to execute and deliver this Second Amendment to Fifth Amendment and Waiver and to perform this Second Amendment to Fifth Amendment and Waiver and the Credit Agreement (as modified by the Fifth Amendment and Waiver (as amended hereby)).

(b)The execution and delivery of this Second Amendment to Fifth Amendment and Waiver and the performance of this Second Amendment to Fifth Amendment and Waiver and the Credit Agreement (as modified by the Fifth Amendment and Waiver (as amended hereby)) (i) have been duly authorized by all requisite action of the Credit Parties and (ii) will not (A) contravene the terms of any Credit Party’s charter, bylaws or other organizational documents, (B) violate any provision of applicable law, (C) conflict with or result in any material breach or contravention of, or the creation of any Lien (other than any Permitted Encumbrance) under, any document evidencing any material Contractual Obligation to which any Credit Party is a party or any order, injunction, writ or decree of any governmental authority to which any Credit Party or its property is subject, or (D) require any approval of any holder of Equity Interests of a Credit Party or any approval or consent of any Person under any Material Contract of any Credit Party, other than consents or approvals that have been obtained and that are still in force and effect. This Second Amendment to Fifth Amendment and Waiver has been duly executed and delivered by each Credit Party party hereto.

(c)No registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority is required in connection with the execution and delivery by it of this Second Amendment to Fifth Amendment and Waiver and the performance by it of this Second Amendment to Fifth Amendment and Waiver and the Credit Agreement (as modified by the Fifth Amendment and Waiver (as amended hereby)) or the documents and instruments executed in connection herewith, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect.
(d)Each of the Credit Parties represents and warrants that the execution and delivery by each of the Credit Parties of this Second Amendment to Fifth Amendment and Waiver and the performance by each of the Credit Parties of this Second Amendment to Fifth Amendment and Waiver and the Credit Agreement (as modified by the Fifth Amendment and Waiver (as amended hereby)) and the documents and instruments delivered in connection therewith have been duly authorized by all necessary corporate action and that this Second Amendment to Fifth Amendment and Waiver and the Credit Agreement (as modified by the Fifth Amendment and Waiver (as amended hereby)) is a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

(e)No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, Agent, or the Lender.

(f)No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Second Amendment to Fifth Amendment and Waiver and after giving effect thereto, and no condition exists which constitutes a Default or an Event of Default.

(g)Each of the Credit Parties hereby certifies that each of the representations and warranties contained in the Credit Agreement and the other Loan Documents (as amended through the date hereof) is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on the date hereof, notwithstanding the reference to Closing Date in such representations and warranties, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date.

(h)This Second Amendment to Fifth Amendment and Waiver has been entered into without force or duress, of the free will of each Credit Party, and the decision of each Credit Party to enter into this Second Amendment to Fifth Amendment and Waiver is a fully informed decision and such Credit Party is aware of all legal and other ramifications of each decision.

(i)Each Credit Party has read and understands this Second Amendment to Fifth Amendment and Waiver, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Second Amendment to Fifth Amendment and Waiver, has read this Second Amendment to Fifth Amendment and Waiver in full and final form, and has been advised by its counsel of its rights and obligations hereunder.

(j)The security interests granted pursuant to the Collateral Documents in the Collateral continue to be valid, binding, and enforceable security interests which secure the Obligations and the Liens created by the Collateral Documents in the Collateral constitute fully perfected Liens in favor of the Agent (subject only to the Liens permitted under the Credit Agreement).

(k)The Credit Parties shall deliver to Agent and the Lenders, on or prior to July 10, 2017, the monthly financial statements for the months of April 2017 and May 2017 required pursuant to clause (a) of Annex E to the Credit Agreement, and the failure of the Credit Parties to timely deliver such financial statements shall result in an immediate Event of Default.

Section 3Ratification of Liabilities, etc.. Each Credit Party hereby (a) acknowledges and reaffirms its obligations owing to Agent and the Lender under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Credit Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with any of the Loan Documents to Agent, on behalf and for the benefit of the Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Second Amendment to Fifth Amendment and Waiver).

Section 4Effect on Loan Documents. (a)  The Credit Agreement and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution and delivery of this Second Amendment to Fifth Amendment and Waiver and the performance of this Second Amendment to Fifth Amendment and Waiver and the Credit Agreement (as modified by the Fifth Amendment and Waiver (as amended hereby)) shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or the Lender under the Credit Agreement or any other Loan Document. The waivers set forth in the Fifth Amendment and Waiver (as amended hereby) are limited to the specifics thereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future noncompliance with the Loan Documents nor operate as a waiver of any Default or Event of Default (other than the Specified Default), shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement or any other Loan Document will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Credit Parties remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of the Fifth Amendment and Waiver (as amended hereby) conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of the Fifth Amendment and Waiver (as amended hereby) shall control.

(b)Upon and after the effectiveness of this Second Amendment to Fifth Amendment and Waiver, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by the Fifth Amendment and Waiver (as amended hereby) and (y) each reference in the Credit Agreement to “the Fifth Amendment and Waiver”, “thereunder”, “therein”, “thereof” or words of like import referring to the Fifth Amendment and Waiver, and each reference in the other Loan Documents to “the Fifth Amendment and Waiver”, “thereunder”, “therein”, “thereof” or words of like import referring to the Fifth Amendment and Waiver, shall mean and be a reference to the Fifth Amendment and Waiver as modified hereby.

(c)To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to the Fifth Amendment and Waiver (as modified hereby), such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified by the Fifth Amendment and Waiver (as amended hereby).

(d)This Second Amendment to Fifth Amendment and Waiver is a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

(e)Any reference in this Second Amendment to Fifth Amendment and Waiver to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).

Section 5Release.

(a)Effective on the Effective Date, each Credit Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and the Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Credit Party (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Credit Party ever had, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lenderborrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in the Fifth Amendment and Waiver (as amended hereby). As to each and every Claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

(b)As to each and every Claim released hereunder, each Credit Party also waives the benefit of each other similar provision of applicable federal, provincial, or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

(c)Each Credit Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d)Each Credit Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Credit Party further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Credit Party, or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

Section 6Construction. This Second Amendment to Fifth Amendment and Waiver and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Second Amendment to Fifth Amendment and Waiver or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Second Amendment to Fifth Amendment and Waiver or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Second Amendment to Fifth Amendment and Waiver and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Second Amendment to Fifth Amendment and Waiver and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

Section 7Counterparts.     This Second Amendment to Fifth Amendment and Waiver may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Waiver. Delivery of an executed counterpart of this Second Amendment to Fifth Amendment and Waiver by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Second Amendment to Fifth Amendment and Waiver. Any party delivering an executed counterpart of this Second Amendment to Fifth Amendment and Waiver by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Second Amendment to Fifth Amendment and Waiver, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment to Fifth Amendment and Waiver.

Section 8Severability. In case any provision in this Second Amendment to Fifth Amendment and Waiver shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Second Amendment to Fifth Amendment and Waiver and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9Further Assurances. The Borrowers and each other Credit Party agrees to, and to cause any other Credit Party to, take all further actions and execute all further documents as the Agent may (or at the direction of the Lender, shall) from time to time reasonably request to carry out the transactions contemplated by this Second Amendment to Fifth Amendment and Waiver and all other agreements executed and delivered in connection herewith.

Section 10Section Headings. The headings and underscoring of articles, sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Second Amendment to Fifth Amendment and Waiver.

Section 11Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

Section 12Governing Law. This Second Amendment to Fifth Amendment and Waiver shall be governed by, and construed in accordance with, the internal laws of the State of New York.

Section 13Effectiveness. This Second Amendment to Fifth Amendment and Waiver shall become effective at the time (the “Effective Date”) that all of the following conditions precedent have been satisfied as determined by the Lender in its sole discretion:

(a)Agreement. The Agent and the Lender shall have received duly executed signature pages for this Second Amendment to Fifth Amendment and Waiver signed by the Borrowers, each other Credit Party, the Agent and the Lender.

(b)First Lien Credit Agreement Waiver. Agent and the Lender shall have received an amendment to that certain Amendment No. 4 and Waiver to Credit Agreement, dated as of June 30, 2017, in form and substance satisfactory to the Lender, duly executed and delivered by the parties thereto, which shall be in full force and effect.

(c)Accuracy of Representations. After giving effect to this Second Amendment to Fifth Amendment and Waiver, the representations and warranties contained herein, in the Credit Agreement and in the other Loan Documents, in each case shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(d)No Contravention. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Credit Party, the Agent or the Lender.

(e)No Default or Event of Default. After giving effect to this Second Amendment to Fifth Amendment and Waiver, no Default or Event of Default shall have occurred and be continuing as of the Effective Date.

(f)Fee. On the Effective Date, the Borrowers shall pay-in-kind by charging the Loan Account, for the benefit of the Lender, a waiver fee in an amount equal to 1.0% of the outstanding principal amount of the Loans as of the date hereof, which fee shall be earned in full as of the Effective Date (and shall not be subject to refund, rebate or proration for any reason whatsoever) and shall be added to the principal balance of the Loans as of the Effective Date.

Section 14Successors and Assign. This Second Amendment to Fifth Amendment and Waiver (i) shall be binding upon the Credit Parties, the Agent and the Lender and upon their respective nominees, successors and assigns, and (ii) shall inure to the benefit of the Credit Parties, the Agent and the Lender.

Section 15Amendments. No provision of this Second Amendment to Fifth Amendment and Waiver may be amended, modified, waiver or supplemented, except by written agreement between Borrowers, each other Credit Party and the Lender.

Section 16SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS SECOND AMENDMENT TO FIFTH AMENDMENT AND WAIVER SHALL BE SUBJECT TO THE PROVISIONS REGARDING JURISDICTION AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 11.9 AND 11.19 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 17Time of Essence. Time is of the essence of this Second Amendment to Fifth Amendment and Waiver.

[Signature pages to follow]

IN WITNESS WHEREOF, this Second Amendment to Fifth Amendment and Waiver has been executed by the parties hereto as of the date first written above.
LOWER LAKES TOWING LTD., as a Borrower
By:    __/s/ Mark S. Hiltwein__________
Name: Mark S. Hiltwein
Title: CFO

LOWER LAKES TRANSPORTATION COMPANY, as a Borrower

By:    __/s/ Mark S. Hiltwein__________
Name: Mark S. Hiltwein
Title: CFO

GRAND RIVER NAVIGATION COMPANY, INC., as a Borrower

By:    __/s/ Mark S. Hiltwein__________
Name: Mark S. Hiltwein
Title: CFO

BLACK CREEK SHIPPING COMPANY, INC., as a Borrower

By:    __/s/ Mark S. Hiltwein__________
Name: Mark S. Hiltwein
Title: CFO

RAND LOGISTICS, INC., as a Guarantor

By:    __/s/ Mark S. Hiltwein__________
Name: Mark S. Hiltwein
Title: CFO

RAND LL HOLDINGS CORP., as a Guarantor

By:    __/s/ Mark S. Hiltwein__________
Name: Mark S. Hiltwein
Title: CFO

RAND FINANCE CORP., as a Guarantor

By:    __/s/ Mark S. Hiltwein__________
Name: Mark S. Hiltwein
Title: CFO

LOWER LAKES SHIP REPAIR COMPANY LTD., as a Guarantor

By:    __/s/ Mark S. Hiltwein__________
Name: Mark S. Hiltwein
Title: CFO
Signature Page to Second Amendment to Fifth Amendment and Waiver to Rand Credit Agreement

LIGHTSHIP CAPITAL LLC, as Lender
By:    __/s/ Jason Perri______________
Name: Jason Perri
Title: President

Signature Page to Second Amendment to Fifth Amendment and Waiver to Rand Credit Agreement

GUGGENHEIM CORPORATE FUNDING LLC, as Agent
By:    ___/s/ Kevin M. Robinson____________
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Page to Second Amendment to Fifth Amendment and Waiver to Rand Credit Agreement